[GRAPHIC OMITTED]

                                        [LOGO]
                                   THE GABELLI
                                   GLOBAL
                                   MULTIMEDIA
                                   TRUST INC.

Annual Report
December 31, 1999

                                        [LOGO]
                                   THE GABELLI
                                   GLOBAL
                                   MULTIMEDIA
                                   TRUST INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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                           [GRAPHIC OMITTED--5 STARS]
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                      Morningstar Rated(TM) Gabelli Global
                      Multimedia Trust Inc. 5 stars overall
                  and for the three- and five-year period ended
                    12/31/99 among 56 domestic equity funds.
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                                 #1 Global Fund!
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                        Lipper Inc. ranked Gabelli Global
                      Multimedia Trust Inc. #1 for the one,
                   three and five-year periods ended 12/31/99
                      among 16, 16 and 15 closed-end sector
                           equity funds, respectively.
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Investment Objective:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.

                    This report is printed on recycled paper.

To Our Shareholders,

      Multimedia stocks excelled in 1999. Virtually all of the sub-sectors of this broadly defined group--telecommunications, cable television, cable networks, broadcasting, publishing, and entertainment software--performed exceptionally well. This was a global phenomenon, with portfolio holdings from almost every region and nation contributing to the Fund's returns.

                                                                 [PHOTO OMITTED]

                                                                          [LOGO]
                                                                     THE GABELLI
                                                                     GLOBAL
                                                                     MULTIMEDIA
                                                                     TRUST INC.

Investment Performance

      For the fourth quarter ended December 31, 1999, The Gabelli Global Multimedia Trust Inc.'s ("Multimedia Trust") net asset value (NAV) per share increased 38.66% to $19.90, after adjusting for the $3.12 per share distribution paid on December 27, 1999. This compares to the average 23.70% increase of the 268 Global Funds tracked by Lipper Inc. over this period. The Lipper average is an unmanaged indicator of investment performance. For the twelve months ended December 31, 1999, the Multimedia Trust appreciated 96.58% after adjusting for the $3.62 per share in distributions paid during this period. This compares to the average 35.97% increase of the Lipper Inc. Global Fund Average over the same period.

      The three-and five-year average annual returns of the Multimedia Trust were 52.04% and 34.37%, respectively. Since its inception on November 15, 1994, the Multimedia Trust's net asset value has achieved a 341.52% total return after adjusting for the rights offering and all distributions. This equates to a 33.56% average annual return.

      The Multimedia Trust's common shares ended the fourth quarter at $18.75 per share on the New York Stock Exchange, up 50.92% for the quarter and an increase of 106.60% for the twelve-month period ending December 31, 1999. The common shares have increased 290.25% since inception after adjusting for all distributions and the rights offering.

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 5 years at The Gabelli Global Multimedia Trust and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                                                               [GRAPHIC OMITTED]

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

THE PORTFOLIO OVERVIEW

Global Allocation

      The chart at the right represents the Multimedia Trust's holdings by geographic region as of December 31, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/99

   [The following table was depicted as a pie chart in the printed material.]

                          United States         72.1%
                          Europe                10.6%
                          Asia/Pacific Rim       7.8%
                          Canada                 6.5%
                          Latin America          3.0%

Equity Mix

      The Multimedia Trust's investment premise falls within the context of two main investment universes: a) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and b) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The chart at the right depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of December 31, 1999.

   [The following table was depicted as a pie chart in the printed material.]

                          Distribution          62.6%
                          Copyright/Creativity  37.4%

Commentary

What a Year

      In 1999, multimedia stocks skyrocketed. Every industry group sector in our portfolio performed well. The top of our performance list featured a wireless communications company (Omnipoint), a Japanese telecommunications operator (Japan Telecom), an old line publisher with a new wrinkle (TV Guide), a Canadian multimedia group (Rogers), a cable network programmer (AT&T's Liberty Media Group), a global consumer electronics giant (Sony), and a Mexican broadcaster (Grupo Televisa). In short, it was a truly international menu of companies from every sector of the multimedia industry. We did a solid job picking stocks. However, we must also credit widespread investor recognition of the exceptional prospects for multimedia businesses worldwide for our success.

What's Next

      The year 1999 will be a tough act to follow. Although we are mindful of rather rich valuations in some of the sectors of the broadly defined multimedia industry and concerned that the U.S. equities market may be vulnerable, we believe that multimedia remains an exciting industry with exceptional long term secular growth prospects. The major catalysts for this growth are the proliferation of free market economies, the deregulation of major industries, and the advances of commerce through greater interaction among societies. We are entering a period in which technological innovations, global deregulation, and global consolidation will dramatically alter the multimedia industry landscape. There will be winners and losers, and it is our job to determine which companies will lead and which will fall behind. We believe we are up to the task.

Deal Activity Surfaces Value

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to benefit from these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued high level of activity in mergers and acquisitions is providing a tailwind to the excellent performance of the Multimedia Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------

                              1999 Completed Deals

                                               Number          Average Cost        Closing
Fund Holding                                 of Shares (a)      Per Share (b)      Price (c)        Closing Date        %Return (d)
------------                                 -------------      -------------      ---------        ------------        -----------

King World Productions Inc.                      33,000            $28.00           $42.25            11/16/99            50.92%
Nielsen Media Research                          200,000            $37.00           $37.75            10/25/99             2.03
Frontier Corp.                                   10,000            $17.90           $53.63            09/29/99           199.58
People's Choice TV Corp.                         14,877             $1.63            $9.94            09/29/99           507.90
COMSAT Corp.                                     40,000            $20.23           $45.50            09/18/99           124.94
Cellular Communications of Puerto Rico Inc.      10,000            $14.90           $29.50            08/25/99            97.94
Airtouch Communications Inc.                     15,000            $29.27          $107.13            06/30/99           266.00
Spelling Entertainment Group Inc.               300,000             $9.26            $9.75            06/18/99             5.27
Bruncor Inc.                                      4,000             $8.52           $15.62            06/01/99            83.34
Newtel Enterprises Ltd.                           3,000            $15.06           $23.59            06/01/99            56.64
Europe One Communications                           200           $220.50          $281.92            05/31/99            27.85
Jacor Communications Inc.                           500            $13.92           $80.25            05/05/99           476.72
Vanguard Cellular Systems Inc.                   40,000            $21.98           $23.00            05/04/99             4.64
NTL Inc.                                          4,498            $25.78           $53.44            04/01/99           107.33
Pulitzer Publishing Co.                          26,000            $30.94           $81.19            03/19/99           162.40
Netscape Communications Corp.                       200            $14.00           $94.06            03/17/99           571.86
Tele-Communications Inc., Cl. A                  51,000            $14.83           $67.88            03/10/99           357.72
TCI/Liberty Media Group                         184,000            $12.86           $54.44            03/10/99           323.33
TCI Ventures Group                              100,000             $8.33           $28.00            03/10/99           236.13
BC Telecom Inc.                                  60,000            $17.72           $26.48            02/01/99            49.44

--------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

Note: See the Portfolio of Investments for a complete listing of holdings.
--------------------------------------------------------------------------------

BARRON'S Roundtable

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious Barron's Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from Barron's Roundtable in previous reports to shareholders. Once again, we are including selected comments of Mario Gabelli from Barron's 2000 Roundtable. Discussion of individual companies is not necessarily reflective of the Fund's entire portfolio. For our shareholders who prefer to view the entire interview, the complete text is available on the Internet at www.barrons.com.

--------------------------------------------------------------------------------
January 31, 2000            BARRON'S    o    Roundtable 2000
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                    ----------------------------------------
                                    BARRON'S
                                   ROUNDTABLE
                                ----------------

                                  Mario Gabelli
                    Chairman, Gabelli Asset Management Inc.,
                                  Rye, New York
                    ----------------------------------------

For many fine, profitable and expertly managed companies on both sides of the Atlantic, it was a bull market in name only in the past, peculiar year. Left by the investment wayside as tech stocks, telecoms and cash-guzzling dot.coms rushed by, many overlooked issues have traded down to single-digit price/earnings multiples, if not historic lows. Which is just where certain value-conscious members of the Barron's Roundtable like to buy them.

      Roundtable 2000 concludes with the investment picks of Mario Gabelli -- this year, a selection of savvy media companies, as well as "old economy" outfits transiting post-haste to "clicks-and-mortar." Mario's `99 Roundtable recommendations shot up 46%, with mighty assists from Telephone & Data and Liberty Media, both of which reappear on this year's list of favorites.

Gabelli: Just to recap, I think U.S. GDP will grow 3% this year, gross world product will grow 3.5%, U.S. interest rates will back up to 6.5%-7%. The overall stock market has no margin of safety, although there are some very underpriced sectors that are very attractive, one of which is small-caps. Russell 2000 earnings will be up 35%. The other area I like is Europe. It's a terrific place to invest, not for one year but for 10 years. Another thing I expect to see: a continuation of deals, deals and more deals.

      Last year I recommended 14 stocks. Five went down, nine went up and two were taken over. These were the most diverse and dispersed returns I've had, because my old-economy stocks just did not do well. New-economy stocks were up substantially. Old-media did not do well, and new-media did well.

Q: What are you buying this year?

Gabelli: I look for a number of themes in 2000. Speed. The time to market is important. Digital. Obviously, everything around the world is going wireless. I'm also looking to see if my old-world companies are going from bricks and mortar to clicks and mortar.

Q: Before you run through your list, what do you think about the AOL-Time Warner deal?

Gabelli: What you have is scale -- global scale. You have, in addition, the notion that content, not the delivery system, is coming to the forefront. How do you leverage content? It doesn't matter what the platform is. The point is, you have wonderful brands coming together, marrying up advertiser-supported and transaction-supported media, and you're opening up a whole new world.

Q: Would you buy the combined stock?

Gabelli: You want an instant response? I would like to dust off my knowledge of AOL. Time Warner closed today up 25, to 91-92. I was not uncomfortable saying, before today, that Time Warner should trade up at 90-110 this year. It is there. Do I want to buy it at these prices? I'm not sure. Let me do some more work. But let me state again that this deal sets a new standard for global scale. You cannot go into the world with a $50-$60 billion market cap and compete against companies that can take the risk, that have $400 billion in market value.

Q: That's ridiculous. Disney is a very big company.

Gabelli: Is it?

Q: Yes. Very big in content, also. Have they necessarily done well because they have a large capitalization? No.

Gabelli: There is an element. If I can spend an extra $10 million and go do Internet and other things, and not worry
--------------------------------------------------------------------------------

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January 31, 2000            BARRON'S    o    Roundtable 2000
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about something else, I will do it. That gives me extra leverage. It's like building a moat and taking one little shovelful of dirt at a time and reinforcing my moat over a long period of time. At the end of five or 10 years you really have a powerful, powerful franchise. So I disagree.

[Mario went home, dusted off what needed dusting, and last week shared some further thoughts on the world's biggest would-be merger.]

"Philosophically, I think the combined companies make a lot of sense," he said. "With AOL now at $60 and the combined company selling for around 25 times synergistic 2001 EBITDA, it's not what I would call a bargain-basement price. But it's not expensive, given the mix of businesses and companies they are trying to put together. From my end it's thumbs up on the deal, because I get to see my rate of growth accelerate."

[Mario also had kudos for another deal announced last week, the pending merger of Time Warner's music business with the music operations of Britain's EMI Group. "With this deal Warner becomes a dominant player in the global marketplace for music, with just $1.3 billion out of pocket," he said.]

Q: Let's move on.

Gabelli: Okay. Here are the stocks I'm going to talk about today. First, in the old media world, I have recommended Liberty Media [now AT&T-Liberty Media Group] for the past five years. I now have $1 billion of my clients' money entrusted to John Malone [Liberty's chairman]. The stock popped today because they own 110 million shares of Time Warner. But what I like about Liberty is that they've got it all in terms of giving consumers what they want, where they want it, at the time they want it, and at a cost that allows the provider to make a profit. Malone can create that value.

Q: We'll see. Next?

Gabelli: I am going to recommend Telephone & Data Systems, which I also recommended a year ago. I can buy this company and get six-tenths of a share, or $4 billion, of VoiceStream stock free. VoiceStream's a big player in wireless. That's a pretty interesting place to be. Telephone & Data is trading around $107-$110 a share. For this price I get a company that should have a marked-to-model value four years out of $450 a share.

      Then I'll talk about the ILECs [incumbent local exchange carriers], which involves taking seven- to eight-multiple businesses and driving them to 10-11 times cash flow. I'm talking about companies such as BCE, Canada's largest telecom provider; Citizens Utilities, CenturyTel. Switching gears, I'll recommend stocks that are the beneficiaries of a change made by the Federal Communications Commission. In August the FCC agreed to permit duopolies, allowing TV station operators to own two stations in a given market. The prime beneficiaries are companies such as Chris-Craft Industries, which controls BHC and United Television, Granite Broadcasting and Paxson Communications. Paxson is already becoming part of the NBC fold. Broadcasters have just been given an enormous amount of the digital spectrum.

Q: Are all of these companies recommendations?

Gabelli: These are recommendations. I am ticking them off, just in case I run out of time.

Q: We can't run out of time. You're talking.

Gabelli: I'll add another. USA Networks, Barry Diller's company, is a combination of electronic commerce and entertainment. I recommended it a year ago. I'm boring.

Q: You mean, that was just a sketch?

Gabelli: I just wanted to make sure I got everything in. Let's talk about wireless. Here are some trends. First, growth. There are one billion wireless communications users around the world, and that will continue to grow. Two: AT&T started using buckets, so you could buy buckets of minutes for a dime. It created enormous demand because people started saying, "This is part of our lifestyle. Don't even worry about costs." Third, the calling party pays. This will happen in the U.S., although it's prevalent everywhere else. Fourth, in the future we're going to see prepaid instead of post-paid plans.

      But the real driver of wireless is data over the Internet. If 10% of one billion users took a special data pack-and I think that is de minimis penetration-at $10 a month, that's $120 a year times 100 million users. Just multiply that out at 60% margins, and you have $1 trillion in stock-market value. It's happening now.

Q: How do you invest in it?

Gabelli: For one thing, you have global consolidation. Vodafone AirTouch is attempting to buy Mannesmann, which just bought Orange. Mannesmann sells at 230 euros. Klaus Esser [CEO of Mannesmann] doesn't want to be taken over. The shareholders are going to vote against that. Mannesmann is going to be sold to Vodafone, unless he finds a white knight.

John Neff: He'd need an awfully big one.

Gabelli: It could be a consortium. It could be a bunch of individuals. If I were Esser I'd sit down with Vodafone and say: "Look, Mr. Gent, let's do it together. Get me some cash, because cash is king. And the second thing is, you be chairman and I'll be the CEO." Make love instead of war. I think Esser's a good manager and he's done a great job. But it's just like the Italians. Telecom Italia didn't get it when Olivetti launched a hostile offer.

      Another thing. AT&T is going to spin off its wireless business. They announced they were filing today, but they've talked about it before. That will set a new standard for valuations. In addition, the FCC is going to offer up new spectrum. And this time around, unlike guys like me who were bidding on it, the Ciscos will follow the path of Motorola and actively bid for spectrum. I expect the prices of the auctions to go up substantially. Also, there is a bankrupt company called NextWave, and everyone has been trying to get their licenses. A court of appeals just threw that back to the FCC. What happens next also will set the tone for the future of wireless.

Q: You mentioned additional
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 31, 2000            BARRON'S    o    Roundtable 2000
--------------------------------------------------------------------------------

TV spectrum. How does this fit into the picture?

Gabelli: The television community has incredible spectrum that is not being valued in their stocks. The stocks today are being looked at traditionally, for the benefits of duopoly. Some station managements don't get it. You have to stay in the top 50 markets to benefit.

      Lastly, there's the automobile market -- what General Motors is doing with its OnStar technology that will give you data, voice, entertainment. A complete package of excite and delight. Just think of 200 million cars on the road in the U.S., 600 million around the world, 50 million new vehicles produced a year. Each one generating for the manufacturer a built-in $10 a month of recurring revenues, on which they get 50% margins. This is going to be a bonanza for a lot of vendors.

Q: Let's get back to the beneficiaries of all these trends.

Gabelli: Telephone & Data has 62 million shares selling at about $110 each, so that's $6.8 billion of market value. The holding company has $1 billion of debt. You get for that 600,000 ILECs in rural America. Each one can then be used as a bridge into a larger market, which opens up significant growth opportunities under what is called a CLEC, or competitive local exchange carrier. The company also has DSL [digital subscriber lines] capability. Plus, it has three million cellular customers. Each of its VoiceStream shares is worth $72. When you buy TDS you also get 1.15 shares of US Cellular, now trading around 90. That gets you to $105 a share. This suggests you're getting the telephone business free. It's worth at least another $60. The value of the company today, if it were sold pretax, is about $225 a share. In five years, assuming 30% compounded growth in earnings, it should be $450 a share. It's simple math.

Q: It's Mario math. There's nothing simple about it. What could go wrong with your projections?

Gabelli: Brain cancer, I suppose, if there's any truth to these rumors of the health risks of the wireless world. Also, bandwidth is a challenge, or could be in three years. They could run out of spectrum. The whole system could crash because there is too much complexity on it, too much demand.

Q: Refresh us. What was the next name on your list?

Gabelli: CenturyTel. I didn't like their corporate governance some time ago, and sold a lot of stock. But it's getting interesting again. The company is kind of a hybrid, a combination of rural cellular and rural telephony. It's got 138 million shares, trading at $43 apiece on the New York Stock Exchange. Earnings this year will be about $2, marching ahead at a 25% rate. The value of the enterprise, going out four years, should be close to $100. They are buying some of the telephone-company spinoffs of GTE.

Q: And what was your next pick?

Gabelli: My next stock is Citizens Utilities. It sells for around $14. The company is selling its gas, electric and water businesses for very fancy prices, and buying telephone systems from GTE and US West at an eight multiple. By 2003 I expect they'll do $2 billion of revenues and $1 billion of EBITDA in the telephone business. And they'll have a CLEC business, in part, through a public company called Electric Lightwave. I expect the company at that point will have a value, without a multiple expansion, of close to $35 a share. If they can get speed through DSL lines, the eight multiple telephone systems will turn into a 10-11 multiple business.

      I also have some Canadian companies that are extraordinarily cheap. One is BCT.Telus Communications, the operator in British Columbia. It's probably the cheapest telephone company in the world. Based on our work, you are buying their telephone business at 2.5 times EBITDA. It is a combination of a merger between a company in British Columbia and a company in --

Archie MacAllaster: Alberta.

Gabelli: Thank you. It's good to have a Canadian here. My sense is that when the World Trade Organization changes the rules, GTE will take in the balance. So its a win-win for investors.

      BCE in turn is also going through a reorganization. For every share of BCE you have 0.84 shares of Northern Telecom. [Last week BCE announced it will spin off almost all of its Nortel stake.] Southwestern Bell, which merged with Ameritech, took a piece out of BCE. BCE is up around 89 today. [Late last week it jumped sharply on the Nortel news, and now trades around 104.] I'd also like to mention Rogers Communications. I had a running battle with them about 10 years ago in the pages of Barron's.

Q: They won.

      Gabelli: The stock went from 25 to 125. The investment bankers had given a fairness valuation at $30, and I said it was worth $100. I stayed away for a while, but in the last two years I've been accumulating both Rogers Communications and Rogers Cantel, the cellular arm. AT&T and British Telecom have put a stake-out position in Rogers Cantel, the cable operation. Microsoft has

--------------------------------------------------------------------------------
Company/Symbol                         Exchange                1/10 Close
--------------------------------------------------------------------------------

Telephone & Data Sys/TDS                  ASE                    115 7/8
--------------------------------------------------------------------------------
CenturyTel/CTL                            NYSE                   44 1/8
--------------------------------------------------------------------------------
Citizens Utilities/CZN                    NYSE                   14 9/16
--------------------------------------------------------------------------------
BCT.Telus/BTS                             Toronto              C$38.75
--------------------------------------------------------------------------------
BCE/BCE                                   NYSE                   88 13/16
--------------------------------------------------------------------------------
Rogers Comm/RG                            NYSE                   25 7/8
--------------------------------------------------------------------------------
Rogers Cantel/RCN                         NYSE                   41
--------------------------------------------------------------------------------
Chris-Craft Industries/CCN                NYSE                   72 13/16
--------------------------------------------------------------------------------
Granite Broadcasting/GBTVK                NNM                    11
--------------------------------------------------------------------------------
Paxson Comm/PAX                           ASE                    11 11/16
--------------------------------------------------------------------------------
AT&T-Liberty Media/LMGA                   NYSE                   57 5/8
--------------------------------------------------------------------------------
USA Networks/USAI                         NNM                    55 3/4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 31, 2000            BARRON'S    o    Roundtable 2000
--------------------------------------------------------------------------------

taken a carve-out position in Rogers Communications. I think Mr. Rogers this time around allows the values to be surfaced.

Q: Does he still talk to you, Mario?

Gabelli: Yes, we're back chatting. Next, POTS. That used to be plain old telephone service. Now I'm using it as plain old television service. The model for the television operator in the U.S. has been a single source of revenues, advertiser supported. The model in the future is going to be many revenue sources. TiVo, Wink, Replay are all changing the way television is coming together.

      The FCC is going to change the rules again. They started with duopoly. Second, they'll probably allow operators ownership of a second network. We'll know that in the next 90 days, when UPN and Sumner Redstone and Mel Karmazin go down to the FCC to see if they can get UPN through. [Under current FCC rules, Viacom might have to sell its stake in UPN as a condition of its merger with CBS.] I think we'll see cross-ownership of TV stations and newspapers in large markets, and the government might raise the cap above 35% in terms of market coverage of a given television operator. Those are all potential changes.

Q: What do they mean in dollars and cents?

Gabelli: Certain station operators will have an opportunity for a second revenue stream. I don't know how the economic models work down the road, because they are evolving. But one thing is clear: Whatever model we had that said a TV station is worth 12 times EBITDA had to be changed in major markets for duopoly.

      Another thing that has to change is digital. TV stations receive extra spectrum. Every engineer in the world knows that the limitation to delivery is spectrum and bandwidth. They're working on finding ways to use the spectrum. This spectrum is incredibly valuable, and it will change the valuation parameters of station operators. It reminds me of the way we looked at real estate in the 1980s, when people bought companies to break up the leases.

Q: Surely certain companies stand to benefit more than others.

Gabelli: I'm recommending Chris-Craft Industries again. It's selling for 71-72, and there are 41 million shares outstanding. The key question is who buys it. They hired an investment banker, Allen & Co., to try to sell the company. So, does Mel do Herb [Siegel, chairman of Chris-Craft] before John [Madigan, chairman and CEO of Tribune] does him? Or is Rupert [Murdoch] a wild card in this equation? We like it. You make an arbitrage spread. [BHC Communications is a majority-owned subsidiary of Chris-Craft, and is in turn the majority holder of station-operator United Television].

Q: Where does Paxson fit in?

Gabelli: Bud Paxson [Lowell Paxson, chairman of Paxson Communications] is not unknown to controversy. Paxson Communications, however, has enormous spectrum in lots of markets. The stock is trading at 11 1/2 . They did a deal with NBC, which in essence took over the operations of the company. They're waiting for the FCC to change the rules. If they can find a way to tap into the spectrum gold mine, they could significantly increase the value of the company, because they have a footprint in the U.S. that covers 60% of the country.

      Then there's Granite Broadcasting, which is selling for $10 or $11. It has 19 million shares and a $200 million market cap. The company owns two stations in San Francisco, one in Detroit, two in upstate New York, and a whole bunch elsewhere. They've also sold a bunch of stations. W.D. Cornwell [chairman and CEO of Granite] was an ex-Goldman Sachs guy. This time around, I think he'll sell the company.

Q: Any further thoughts on Liberty?

Gabelli: Give me Liberty. John Malone. 1.3 billion shares. The stock closed around 50 last Friday. The company owns shares of other companies that have a market value of about $60 billion. If you put it together you have a company with assets of, let's say, $70 a share. It's a simple concept. In this world of uncertainty, where you might want to sell short CMGI or Internet Capital, there are these companies that can take the content on a global basis, marry it up with distribution channels and create currencies to play with. Liberty does that, and I am buying it at less than the value of the assets.

      Along the same lines is USA Networks. The stock's at 50 and there are 370 million shares. In the e-commerce area they have the Home Shopping Network. They have hotel reservations and such through Ticketmaster Online-CitySearch. In entertainment they have Sci-Fi, a terrific cable network. It's about 20% owned by Liberty and Seagram owns about 45%. And they have spectrum, and extra spectrum they can get to go into the digital world. Total revenues are about $3.3 billion.

Scott Black: Unlike Liberty, which is cheap when you break up the pieces, USA Network is selling for 17-18 times forward cash flow. That's a higher multiple than almost every other major media stock.

Gabelli: That's a very conventional way to look at it. In the new media and the new economy, Barry Diller gets it. He doesn't need to do synergistic deals. What he gets is the fact that you can create currencies and create values by doing that. He also is an operating guy, so he brings some traditional old-world baggage.

      I don't know where Barry is going, but he has a terrific passion for programming. So he's probably trying to buy the MGM library from Kirk Kerkorian. He is probably trying to buy Romance, or Bravo, or American Movie Classics from Cablevision. His attempt to purchase Lycos was a precursor to what we're seeing today with AOL and Time Warner. He has created his own portal through Ticketmaster Online-CitySearch. Based on traditional metrics it's not a classic value stock. But I see the ability to create enormous synergies that the market will pay for.

Q: Ladies, gentlemen -- thank you.
--------------------------------------------------------------------------------

Barron's Closed-End Fund Section

      The net asset value of the Gabelli Global Multimedia Trust appears in Monday's The Wall Street Journal, in Sunday's The New York Times in the Closed-End Funds column under the heading "Specialized Equity Funds", and in Barron's Mutual Funds/Closed-End Funds section under the heading "Specialized Equity Funds". You may also call 1-(800)-GABELLI (1-800-422-3554) to obtain daily NAVs.

      The following chart appeared in Barron's on January 24, 2000. To review what is presented, the first column lists the fund name and its trading symbol, with the second column indicating the exchange on which it trades. In our case the Multimedia Trust trades on the New York Stock Exchange under the symbol "GGT".

      The "NAV" column illustrates what the actual portfolio value is worth per share - total assets minus the liabilities divided by the number of shares outstanding. The market price is simply the price at which the fund is trading on the exchange. Closed-end funds have a limited number of shares outstanding. To buy or sell shares investors use the NYSE to complete their transactions.

      Concerning the market price, closed-end funds can either trade at a premium or a discount to the NAV. The "Prem/Disc" column illustrates the percentage difference the market price varies from the NAV. As of the close on Friday, January 21, 2000, the Multimedia Trust's last trade was at a 6.0% discount to NAV. The final column indicates the total return (change in market value plus an adjustment for reinvestment of distributions) of the fund over the twelve months ending January 21, 2000.

--------------------------------------------------------------------------------

                                                                                                                           52 Week
                                                 Stock                           Market               Prem                 Market
Fund Name (Symbol)                               Exch             NAV             Price               /Disc                Return
----------------------------------------------------------------------------------------------------------------------------------
ASA Limited (ASA)                                 N             24.11            18 1/4              -24.3                   10.9
C&S Realty (RIF)                                  A              6.68             7 1/8               +6.7                  -13.7
Centrl Fd Canada (CEF)                            A              3.87            3 9/16               -8.0                   -9.3
Cohen&Steers Tot Ret (RFI)                        N             10.96           1 15/16               +3.2                  -10.8
Duff&Ph Util Inc (DNP)                            N              9.13             8 7/8               -2.7                  -13.1
Dundee Prec Mtls (DPM.A)                          T             13.79           8 19/32              -37.6                   -7.0
First Financial (FF)                              N              8.71           7 15/16               -8.8                  -18.3
Gabelli Gl Multimedia (GGT)                       N             20.35            19 1/8               -6.0                  104.5
Gabelli Utility (GUT)                             N              7.70           7 11/16               -0.1                     NS
H&Q Health Inv  (HQH)                             N             34.02                27              -20.6                   91.3
H&Q Life Sci Inv (HQL)                            N             28.34                23              -18.8                   92.9
INVESCO Gl Hlth  (GHS)                            N             20.39           16 3/16              -20.6                    2.4
J Han Bank (BTO)                                  N              8.26             7 1/4              -12.2                  -19.0
LCM Internet Growth (FND)                         A             14.27            12 1/2              -12.4                     NS
Petroleum & Res (PEO)                             N             41.54            34 1/2              -17.0                   19.0
Seligman New Tech (N/A)                           Z             40.20                NA                 NA                     NS
SthEastrn Thrift (STBF)                           O             16.93            14 1/2              -14.4                  -17.2
Thermo Opprtunty (TMF)                            A             10.94                 9              -17.7                   38.5

Source: Barron's
--------------------------------------------------------------------------------

Stock Repurchase Plan

      The Gabelli Global Multimedia Trust is authorized to repurchase up to 1,000,000 shares of the Multimedia Trust's outstanding shares. Pursuant to this stock repurchase plan, the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through December 31, 1999, 663,233 shares were repurchased in the open market.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Multimedia Trust. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Aerial Communications Inc. (AERL - $60.875 - Nasdaq) is an 82%-owned subsidiary of Telephone & Data Systems (TDS) that has Personal Communications Services ("PCS") access covering 26.2 million people. On September 20, Aerial agreed to be acquired by VoiceStream Wireless (VSTR - $142.3125 - Nasdaq) in a $3.3 billion stock transaction. TDS's ownership of Aerial will be converted to VoiceStream stock, resulting in TDS owning more than 36 million shares of VSTR. Upon consummation of the Aerial and Omnipoint acquisitions, VoiceStream will emerge as a major national PCS carrier with licenses covering over 250 million people.

Cablevision Systems Corp. (CVC - $75.50 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves more than 3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world famous Rockettes.

Chris-Craft Industries Inc. (CCN - $72.125 - NYSE), through its 80% ownership of BHC Communications (BHC - $160.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television (UTVI - $137.6875 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. United Television recently completed the purchase of WHSW in Baltimore for $80 million. The station's call letters were changed to WUTB and the station became a UPN affiliate. UTVI also acquired WRBW, a UPN affiliate in Orlando, for $60 million in July 1999. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a market. The Chris-Craft complex is debt free and strongly positioned to expand its operations, with roughly $1.5 billion in cash and marketable securities.

Liberty Corp. (LC - $42.1875 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. In February 1999, Liberty hired an investment banker and began a strategic review which may result in a spinoff.

Liberty Media Group (LMG'A - $56.75 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $50.75 - NYSE) and are now traded on the New York Stock Exchange.

Telecom Italia Mobile SpA (TIM.MI - $11.17 - Milan Stock Exchange), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off in July 1998 and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy. The company is the largest cellular provider in Europe with close to 15 million GSM subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two competitors, Omnitel and Wind.

Telephone & Data Systems Inc. (TDS - $126.00 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to three million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $100.9375 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $60.875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On September 20, 1999, VoiceStream Wireless (VSTR - $142.3125 - Nasdaq) announced the acquisition of Aerial in a $3.3 billion transaction. Pro-forma for this acquisition, TDS will own over 36 million shares of VoiceStream.

USA Networks Inc. (USAI - $55.25 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

Viacom Inc. (VIA'A - $60.4375 - NYSE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The additions of Paramount Communications, Blockbuster Entertainment (acquired in
1994), and publisher Simon & Schuster make Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon). Viacom recently announced its intentions to merge with CBS (CBS - $63.9375 - NYSE).

Dividends

      The Trust recently distributed a dividend of $3.12 per share to Common Shareholders on December 27, 1999. For the twelve months ended December 31, 1999, the Trust distributed a total of $3.62 per share to Common Shareholders. Our Preferred Shareholders were recently paid a dividend of $0.495 per share on December 27, 1999. For the twelve months ended December 31, 1999, the Preferred Shareholders received a total distribution of $1.98 per share, which is the annual dividend rate on the Preferred Shares.

Daily NAVs Now Distributed by Nasdaq

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Gabelli Global Multimedia Trust, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGGTX".

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolio. We applaud Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      The time for celebrating last year's returns is over. We are now hard at work assessing multimedia industry trends, monitoring existing portfolio holdings, and evaluating evolving opportunities. We enjoy the work and are confident that our efforts should continue to produce attractive returns for shareholders.

                                   Sincerely,


                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli

                                   President and Chief Investment Officer

January 31, 2000

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1999
                                -----------------

Liberty Media Group                               Cablevision Systems Corp.
Telephone & Data Systems Inc.                     Aerial Communications Inc.
Viacom Inc.                                       Chris-Craft Industries Inc.
USA Networks Inc.                                 Telecom Italia Mobile Spa
Liberty Corp.                                     UnitedGlobalCom Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1999

                                                                        Market
       Shares                                          Cost             Value
       ------                                          ----             -----
COMMON STOCKS -- 97.6%
COPYRIGHT/CREATIVITY COMPANIES -- 36.5%
                Advertising -- 0.1%
        4,000   Bowlin Outdoor Advertising
                  & Travel Centers Inc.+ ........ $     20,163     $     21,500
          200   Havas Advertising SA ............       19,126           85,213
          100   Lamar Advertising Co. ...........        3,279            6,056
          200   Publicis SA .....................       13,971           75,544
                                                  ------------     ------------
                                                        56,539          188,313
                                                  ------------     ------------
                Cable Programmers -- 4.6%
       60,000   CANAL+, ADR+ ....................      431,000        1,723,658
        6,000   Flextech plc+ ...................       37,551          116,302
      170,000   USA Networks Inc.+ ..............    3,198,097        9,392,500
                                                  ------------     ------------
                                                     3,666,648       11,232,460
                                                  ------------     ------------
                Computer Software and Services -- 0.6%
        1,000   Activision Inc.+ ................        6,415           15,313
          360   America Online Inc.+ ............        2,800           27,157
        3,000   Atlus Co. Ltd. ..................       17,662           36,410
        2,000   Barnesandnoble.com Inc.+ ........       31,750           28,375
       10,000   Block (H&R) Inc. ................      319,962          437,500
        2,000   CDNow Inc.+ .....................       12,446           19,750
        2,000   EarthLink Network Inc.+ .........       45,250           85,000
          500   Electronic Arts Inc.+ ...........       11,176           42,000
        1,000   Intel Corp. .....................       16,250           82,312
        3,000   Internet.com Corp.+ .............       43,125          156,750
        1,500   Microsoft Corp.+ ................       11,632          175,125
        2,000   Mobius Management Systems+ ......       12,540           15,875
          100   Pixar Inc.+ .....................        2,200            3,537
       10,000   Talk.com Inc.+ ..................       46,603          177,500
          500   Ticketmaster Online-City
                  Search Inc.+ ..................        7,000           19,219
       21,000   Xionics Document
                  Technologies Inc.+ ............      133,000          219,187
                                                  ------------     ------------
                                                       719,811        1,541,010
                                                  ------------     ------------
                Consumer Products -- 0.0%
        4,000   Mattel Inc. .....................       64,200           52,500
                                                  ------------     ------------
                Diversified Publishers -- 7.5%
       10,000   Arnoldo Mondadori
                  Editore SpA ...................       63,827          317,284
       30,000   Belo (A.H.) Corp., Cl. A ........      373,506          571,875
        5,000   Central Newspapers Inc.,
                  Cl. A .........................       71,479          196,875
        2,000   Dow Jones & Co. Inc. ............       93,444          136,000
       10,000   EMAP plc ........................      191,883          202,559
        3,500   Hachette Filipacchi Medias ......       87,284          222,099
       20,000   Harcourt General Inc. ...........      788,970          805,000
       15,000   Harte-Hanks
                  Communications Inc. ...........      166,250          326,250
        1,000   Hollinger International Inc. ....       16,175           12,937
        4,500   Houghton Mifflin Co. ............       98,156          189,844
       58,000   Independent Newspapers
                  Ltd., ORD .....................      172,446          380,318
        7,000   Knight-Ridder Inc. ..............      199,215          416,500
       22,000   Lee Enterprises Inc. ............      443,075          702,625
       20,000   McClatchy Newspapers
                  Inc., Cl. A ...................      546,094          865,000
        8,000   McGraw-Hill
                  Companies Inc. ................      205,450          493,000
       22,000   Media General Inc., Cl. A .......    1,017,118        1,144,000
       18,000   Meredith Corp. ..................      231,637          750,375
      115,000   Nation Multimedia Group+ ........      110,028           58,011
      100,000   New Straits Times Press
                  Berhad ........................      296,714          240,789
      125,000   Oriental Press Group ORD ........       46,315           15,919
      100,000   Penton Media Inc. ...............    1,444,100        2,400,000
       10,000   Playboy Enterprises Inc.,
                  Cl. A+ ........................       97,125          205,000
      113,400   Post Publishing Co. Ltd.+ .......      240,906           93,333
       40,000   PRIMEDIA Inc.+ ..................      480,497          660,000
       28,000   Pulitzer Inc.. ..................      484,774        1,128,750
       60,000   Reader's Digest Association
                  Inc., Cl. B ...................    1,353,117        1,590,000
       34,452   Singapore Press Holdings Ltd. ...      446,286          746,753
      385,000   South China Morning Post
                  Holdings ORD ..................      273,458          331,833
          300   SPIR Communication ..............       23,329           23,570
       15,000   Telegraaf Holdingsmij - CVA .....      285,271          332,393
       50,000   Thomas Nelson Inc. ..............      595,437          462,500
        4,500   Times Mirror Co., Cl. A .........      106,131          301,500
       50,000   Times Publishing Ltd. ...........      126,892          108,676
       30,000   Tribune Co. .....................      869,206        1,651,875
       11,300   United News & Media
                  plc, ADR ......................      268,402          288,150
          800   Wiley (John) & Sons Inc.,
                  Cl. A .........................        5,692           13,300
        4,000   Wolters Kluwer NV ...............       90,625          135,374
        2,000   Ziff-Davis Inc. .................       21,287           31,625
                                                  ------------     ------------
                                                    12,431,601       18,551,892
                                                  ------------     ------------
                Entertainment Production -- 11.7%
      250,000   Ascent Entertainment
                  Group Inc.+ ...................    2,988,217        3,171,875
        2,522   EMI Group plc ...................       12,682           24,748
       20,000   EMI Group plc, ADR ..............      317,997          382,500
        7,000   Grammy Entertainment plc+ .......       55,457           23,789
        7,000   Granada Group plc ...............       35,566           70,952
        7,000   GTECH Holdings Corp.+ ...........      118,256          154,000
        2,000   Harvey Entertainment Co.+ .......       20,023            7,625
      415,000   Liberty Media Group, Cl. A+ .....    2,780,089       23,551,250
        1,000   Martha Stewart Living
                  Inc., Cl. A+ ..................       18,000           24,000
       28,710   Metro-Goldwyn-Mayer Inc.+ .......      474,983          676,479
          300   NRJ SA ..........................       22,694          206,537
        3,000   Princeton Video Image Inc. ......       21,000           24,000
      100,000   Shaw Brothers
                  (Hong Kong) Ltd. ..............      145,929          116,421
       10,000   TV Guide Inc., Cl. A+ ...........      101,620          430,000
        1,000   World Wrestling Federation
                  Entertainment Inc.+ ...........       17,000           17,250
                                                  ------------     ------------
                                                     7,129,513       28,881,426
                                                  ------------     ------------
                Global Media and Entertainment -- 9.3%
          481   Boston Celtics Ltd. .............        4,267            4,810
       60,000   Disney (Walt) Co. ...............    1,560,349        1,755,000
       40,000   Fox Entertainment Group Inc. ....      902,750          997,500
       40,000   Grupo Televisa SA, GDR+ .........      901,469        2,730,000
       21,000   News Corp. Ltd., ADS ............      413,278          803,250
       40,000   Seagram Co. Ltd. ................    1,602,500        1,797,500
        3,000   Sony Corp., ADR .................      306,214          854,250
       48,000   Time Warner Inc. ................      866,488        3,477,000
      175,000   Viacom Inc., Cl. A+ .............    2,673,590       10,576,562
                                                  ------------     ------------
                                                     9,230,905       22,995,872
                                                  ------------     ------------

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1999

                                                                        Market
       Shares                                          Cost             Value
       ------                                          ----             -----
COMMON STOCKS (Continued)
COPYRIGHT/CREATIVITY COMPANIES (Continued)
                Hotels and Gaming -- 2.5%
       10,000   Aztar Corp.+ .................... $     51,125     $    108,750
        5,000   Churchhill Downs Inc. ...........      102,432          112,813
      112,000   Gaylord Entertainment Co., Cl. A     2,979,812        3,353,000
      650,000   Ladbroke Group plc ..............    2,515,435        2,081,516
        8,000   Mirage Resorts Inc.+ ............      122,650          122,500
       10,000   Park Place
                  Entertainment Corp.+ ..........       61,344          125,000
        2,500   Quintel Entertainment Inc.+12,500       22,500
        4,000   Starwood Hotels & Resorts
                  Worldwide Inc. ................       81,825           94,000
                                                  ------------     ------------
                                                     5,927,123        6,020,079
                                                  ------------     ------------
                Information Publishing -- 0.2%
       15,000   Berlitz International Inc.+ .....      280,751          257,813
        8,000   Data Broadcasting Corp.+ ........       52,250           66,000
        1,000   Dun & Bradstreet Corp. ..........       26,332           29,500
          500   Scholastic Corp.+ ...............       16,500           31,094
                                                  ------------     ------------
                                                       375,833          384,407
                                                  ------------     ------------
TOTAL COPYRIGHT/CREATIVITY
  COMPANIES .....................................   39,602,173       89,847,959
                                                  ------------     ------------
DISTRIBUTION COMPANIES -- 61.1%
                Broadcasting -- 12.1%
       90,000   Ackerley Group Inc. .............      690,688        1,631,250
        8,550   American Tower Corp., Cl. A+ ....      126,876          261,309
        1,000   AMFM Inc.+ ......................        7,157           78,250
        2,500   Audiofina SA ....................      118,223          187,726
        2,000   BHC Communications Inc., Cl. A ..      209,550          320,000
        2,000   British Sky Broadcasting
                  Group, ADR ....................       47,975          185,500
       18,000   CanWest Global
                  Communications Corp. ..........       92,012          203,256
        2,000   Carlton Communications plc, ADR         63,625           95,250
       31,730   CBS Corp.+ ......................    1,063,879        2,028,737
       60,000   Chris-Craft Industries Inc.+ ....    2,459,849        4,327,500
        1,078   Clear Channel
                  Communications Inc.+ ..........       10,483           96,211
        8,333   Corus Entertainment Inc.,
                  Cl. B+ ........................       33,927          170,297
        3,000   Cox Radio Inc., Cl. A+ ..........       55,500          299,250
        4,000   CTV Inc.+ .......................       33,592           62,626
          500   Emmis Communications
                  Corp., Cl. A+ .................       10,489           62,320
       20,120   Fisher Companies Inc. ...........    1,082,695        1,242,410
        1,000   General Electric Co. ............       29,306          154,750
       92,500   Granite Broadcasting Corp.+ .....      912,235          936,562
       13,125   Gray Communications
                  Systems Inc. ..................      172,625          232,148
       60,000   Gray Communications
                  Systems Inc., Cl. B ...........      810,062          810,000
        7,000   Groupe AB SA, ADR+ ..............       42,850           39,375
        5,000   Grupo Radio Centro,
                  SA de CV, ADR .................       42,937           41,875
       38,000   Hearst-Argyle Television Inc.+ ..      378,726        1,011,750
        2,000   Infinity Broadcasting Corp.+ ....       41,000           72,375
          700   LaGardere S.C.A. ................       12,878           38,074
      150,000   Liberty Corp. ...................    6,929,556        6,328,125
          400   Metropole TV M6 SA ..............       35,208          198,227
        1,500   Nippon Television Network .......      507,941        1,761,770
        5,000   NTN Communications Inc.+ ........       24,062           18,750
       67,000   Paxson Communications
                  Corp., Cl. A+ .................      617,351          799,812
          500   Radio One Inc.+ .................       16,937           46,000
        1,525   SAGA Communications
                  Inc., Cl. A ...................        9,710           30,881
       17,000   Salem Communications
                  Corp., Cl. A+ .................      399,500          384,625
        2,000   SBS Broadcasting SA+ ............       42,022           97,375
        1,000   Sinclair Broadcast Group Inc.+ ..       12,687           12,203
       43,000   Sistem Televisyen
                  Malaysia Berhad ...............       41,566           21,953
        1,000   Spanish Broadcasting
                  System Inc.+ ..................       20,000           40,250
       50,000   Television Broadcasting
                  Ltd. ORD ......................      187,673          340,902
        2,500   Television Francaise 1 ..........      249,649        1,309,425
       55,000   Tokyo Broadcasting
                  System Inc. ...................      812,002        1,862,582
        3,000   TV Azteca, SA de C.V.+ ..........       36,350           27,000
       12,600   United Television Inc. ..........    1,066,682        1,734,862
        1,000   Wink Communications Inc.+ .......       16,000           60,062
        4,000   Young Broadcasting Inc.,
                  Cl. A+ ........................      202,250          204,000
                                                  ------------     ------------
                                                    19,776,285       29,867,605
                                                  ------------     ------------
                Business Services -- 1.2%
       15,000   Carlisle Holdings Ltd.+ .........       78,754          180,000
        1,000   CheckFree Holdings
                  Corp.+ ........................       11,040          104,500
        1,000   Convergys Corp.+ ................       17,737           30,750
        9,400   Donnelley (R.H.) Corp. ..........      119,636          177,425
        2,000   IMS Health Inc. .................        1,899           54,375
       26,100   Vivendi .........................    1,112,375        2,356,829
                                                  ------------     ------------
                                                     1,341,441        2,903,879
                                                  ------------     ------------
                Cable -- 6.3%
        6,000   Austar United
                  Communications Ltd.+ ..........       21,083           24,028
       65,000   Cablevision Systems
                  Corp., Cl. A+ .................      958,333        4,907,500
       10,000   Charter Communications
                  Inc., Cl. A+ ..................      190,000          218,750
        5,000   Comcast Corp., Cl. A ............       35,039          239,375
        7,000   Comcast Corp., Cl. A
                  Special .......................       53,073          353,937
       50,000   MediaOne Group Inc.+ ............      977,823        3,840,625
       10,000   Mercom Inc.+ (b) ................      101,075          120,000
        5,622   NTL Inc.+ .......................      115,929          701,344
       13,090   Telewest Communications
                  plc, ADR+ .....................      201,579          723,222
       60,000   UnitedGlobalCom Inc.,
                  Cl. A+ ........................      507,618        4,237,500
       10,000   Videotron Groupe ................       94,010          169,726
        1,000   Wireless One Inc.+ ..............        2,204            1,300
                                                  ------------     ------------
                                                     3,257,766       15,537,307
                                                  ------------     ------------
                Consumer Services -- 0.2%
       10,000   Allied Domecq plc ...............       57,688           49,428
        5,992   Cendant Corp.+ ..................      119,391          159,162
          500   Department 56 Inc.+ .............        8,775           11,312
       15,000   Lillian Vernon Corp. ............      223,875          166,875
        8,000   Travel Services
                  International Inc. ............      102,977           73,000
                                                  ------------     ------------
                                                       512,706          459,777
                                                  ------------     ------------

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1999

                                                                        Market
       Shares                                          Cost             Value
       ------                                          ----             -----
COMMON STOCKS (Continued)
DISTRIBUTION COMPANIES (Continued)
                Energy and Utilities -- 0.4%
       50,000   El Paso Electric Co.+ ........... $    396,002  $       490,625
       10,000   New England
                  Electric System ...............      484,117          517,500
                                                  ------------     ------------
                                                       880,119        1,008,125
                                                  ------------     ------------
                Entertainment Distribution -- 2.1%
        6,000   AMC Entertainment Inc.+ .........       91,999           51,750
      230,000   Blockbuster Inc., Cl. A+ ........    3,230,238        3,076,250
       39,500   GC Companies Inc.+ ..............    1,126,545        1,022,062
        3,500   Liberty Digital Inc.+ ...........       48,998          259,875
        5,000   Loews Cineplex
                  Entertainment+ ................       68,750           29,375
       19,500   Shaw Communications Inc., Cl. B        105,571          643,696
        5,500   Shaw Communications Inc.,
                  Cl. B, (non-voting) ...........      103,451          182,187
                                                  ------------     ------------
                                                     4,775,552        5,265,195
                                                  ------------     ------------
                Equipment -- 1.5%
       35,000   Allen Telecom Inc.+ .............      247,869          404,688
        2,100   Amphenol Corp., Cl. A+ ..........       65,030          139,781
        2,000   CommScope Inc.+ .................       29,407           80,625
        4,000   Gemstar International
                  Group Ltd.+ ...................       39,408          285,000
        7,000   Hutchison Whampoa Ltd. ..........       71,267          101,756
          920   Koninklijke Philips
                  Electronics N.V. ..............       33,672          124,200
        2,500   L-3 Communications
                  Holdings Inc.+ ................       55,000          104,062
        4,000   Lucent Technologies Inc. ........      120,100          299,250
        4,000   Nortel Networks Corp. ...........       34,956          404,000
      152,000   Oak Technology Inc.+ ............      570,527        1,434,500
        3,000   Scientific-Atlanta Inc. .........       50,804          166,875
        3,000   TiVo Inc.+ ......................       48,000          101,250
                                                  ------------     ------------
                                                     1,366,040        3,645,987
                                                  ------------     ------------
                International Telephone -- 8.9%
       35,000   BCE Inc. ........................      708,712        3,156,563
       45,000   BCT.Telus
                  Communications Inc. ...........      810,821        1,095,774
       20,000   BCT.Telus
                  Communications Inc., Cl. A ....      408,424          482,854
       76,000   Cable & Wireless plc, ADR .......    2,156,565        4,023,250
       27,000   Compania de
                  Telecomunicaciones
                  de Chile SA, ADR ..............      490,841          492,750
        2,000   Deutsche Telekom
                  AG, ADR+ ......................       37,780          142,000
       10,000   Embratel Participacoes SA+ ......      210,605          272,500
        1,000   France Telecom SA, ADR ..........       34,488          133,500
       25,000   GST Telecommunications Inc.+ ....      262,169          226,563
           90   Japan Telecom Co. Ltd. ..........      992,218        3,611,628
          500   Magyar Tavkozlesi Rt,
                  Sponsored ADS .................        9,650           18,000
           10   Nippon Telegraph &
                  Telephone Corp. ...............       81,575          171,283
       20,000   Philippine Long Distance
                  Telephone Co., ADR ............      494,291          517,500
        7,000   PT Indonesia Satellite, ADR .....       84,423          151,375
        4,320   PT Telekomunikasi
                  Indonesia, ADR ................       18,513           47,520
        6,000   Quebec-Telephone ................       44,083           59,231
        4,000   Rostelecom, ADR .................       29,778           67,500
        1,000   Sonera Group Oyj ................       23,506           68,543
       20,000   Swisscom AG, ADR ................      679,969          810,000
        3,300   Tele Centro Sul
                  Participacoes SA, ADR .........      191,758          299,475
       16,500   Tele Norte Leste
                  Participacoes SA, ADR .........      252,380          420,750
        3,000   Telecom Argentina Stet
                  France Telecom SA, ADR ........       54,442          102,750
        1,000   Telecom Corp. of
                  New Zealand Ltd., ADR .........       29,688           38,500
       16,500   Telecomunicacoes
                  Brasileiras SA
                  (Telebras), ADR ...............        1,268              258
        3,000   Telefonica de Argentina SA,
                  Cl. B, ADR ....................       64,387           92,625
       42,000   Telefonica de Espana
                  SA, ADR .......................      653,166        3,310,125
      210,000   Telefonica del Peru, Cl. B ......      430,392          273,536
          500   Telefonica del Peru, ADR ........        6,494            6,688
       12,000   Telefonos de Mexico SA,
                  Cl. L, ADR ....................      378,945        1,350,000
       16,500   Telesp Participacoes
                  SA, ADR .......................      618,902          403,219
        2,400   Telestra Corp. Ltd., ADR ........       30,324           65,400
                                                  ------------     ------------
                                                    10,290,557       21,911,660
                                                  ------------     ------------
                Satellite -- 2.3%
          300   Asia Satellite
                  Telecommunications
                  Holdings Ltd., ADR ............        5,693           10,500
       10,000   COMSAT Corp. ....................      259,826          198,750
       15,000   EchoStar Communications
                  Corp., Cl. A+ .................       98,889        1,462,500
       10,000   General Motors Corp., Cl. H+ ....      497,526          960,000
        4,000   Globalstar
                  Telecommunications Ltd.+ ......       13,663          176,000
       15,008   Loral Space &
                  Communications Ltd.+ ..........      217,918          364,882
       18,000   Pegasus Communications
                  Corp.+ ........................      366,811        1,759,500
       45,000   TCI Satellite Entertainment
                  Inc., Cl. A+ ..................      382,696          720,000
                                                  ------------     ------------
                                                     1,843,022        5,652,132
                                                  ------------     ------------
                Telecommunications -- 3.8%
        8,745   Aliant Inc.+ ....................       79,253          151,455
        2,000   Allegiance Telecom Inc.+ ........       28,500          184,500
        3,000   Alltel Corp. ....................      126,385          248,063
        5,000   Broadwing Inc.+ .................       53,743          184,375
       22,500   CoreComm Ltd.+ ..................      152,100        1,335,938
        5,000   Eircom plc ......................       21,813           21,404
       10,000   Electric Lightwave Inc., Cl. A+         91,165          187,500
        9,000   Global Crossing Ltd.+ ...........      120,866          450,000
        3,000   Global Telesystems
                  Group Inc.+ ...................        8,705          103,875
        1,305   Hellenic Telecommunication
                  Organization SA ...............       18,163           30,903
        1,000   Jazztel plc, ADR+ ...............       17,447           65,125
       10,000   Metromedia International
                  Group Inc.+ ...................       83,550           47,500
       39,000   RCN Corp.+ ......................      342,091        1,891,500
        9,655   Rogers Communications
                  Inc., Cl. B+ ..................      148,207          236,108

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1999

                                                                        Market
       Shares                                          Cost             Value
       ------                                          ----             -----
COMMON STOCKS (Continued)
DISTRIBUTION COMPANIES (Continued)
                Telecommunications (Continued)
      160,345   Rogers Communications
                  Inc., Cl. B, ADR+ ............. $  1,366,688     $  3,968,539
        6,500   Time Warner Telecom
                  Inc., Cl. A+ ..................       91,000          324,594
        3,000   USN Communications Inc.+ ........       12,165                3
                                                  ------------     ------------
                                                     2,761,841        9,431,382
                                                  ------------     ------------
                Telecommunications - Long Distance -- 1.5%
       25,000   AT&T Corp. ......................      703,418        1,268,750
        8,250   MCI Worldcom Inc.+ ..............      159,077          437,766
       12,000   Sprint Corp. ....................      129,824          807,750
        3,000   STARTEC Global
                  Communications Corp.+ .........       28,646           64,125
       22,000   Viatel Inc.+ ....................      228,733        1,179,750
                                                  ------------     ------------
                                                     1,249,698        3,758,141
                                                  ------------     ------------
                U.S. Regional Operators -- 2.2%
       85,000   Citizens Utilities Co., Cl. B+ ..      847,741        1,205,938
       24,434   Commonwealth Telephone
                  Enterprises Inc.+ .............      528,513        1,291,948
       24,400   Commonwealth Telephone
                  Enterprises Inc., Cl. B+ ......      318,107        1,543,300
       11,000   GTE Corp. .......................      377,300          776,188
        5,000   SBC Communications Inc. .........      112,521          243,750
        5,000   US West Inc. ....................      296,344          360,000
                                                  ------------     ------------
                                                     2,480,526        5,421,124
                                                  ------------     ------------
                Wireless Communications -- 18.6%
       75,000   Aerial Communications Inc.+ .....      492,648        4,565,625
        3,000   Cable & Wireless
                  Communications
                  plc, ADR ......................       62,688          210,000
       37,000   CenturyTel Inc. .................      500,752        1,752,875
       75,000   CommNet Cellular Inc.+ ..........    2,113,901        2,409,375
       22,000   Iridium World
                  Communications
                  Ltd., Cl. A+ ..................       48,814           53,625
       15,500   Leap Wireless
                  International Inc.+ ...........      131,154        1,216,750
        5,000   Libertel NV+ ....................       94,590          130,943
        8,447   NEXTEL Communications
                  Inc., Cl. A+ ..................       94,069          871,097
          100   NTT Mobile
                  Communications
                  Network Inc. ..................      762,806        3,846,530
       25,000   Omnipoint Corp.+ ................      284,983        3,015,625
       18,000   Price Communications Corp.+ .....       79,176          500,625
        8,000   Qualcomm Inc.+ ..................       41,625        1,409,000
       93,000   Rogers Cantel Mobile
                  Communications Inc., Cl. B+ ...    1,108,585        3,382,875
       14,000   Rural Cellular Corp., Cl. A+ ....      154,913        1,267,000
       39,840   SK Telecom Co. Ltd., ADR380,367      1,528,875
        3,500   Sprint Corp. (PCS Group)+ .......       19,162          358,750
        1,650   Tele Celular Sul
                  Participacoes SA, ADR .........       26,379           52,388
        5,500   Tele Centro Oeste Celular
                  Participacoes SA, ADR .........       16,487           35,750
          330   Tele Leste Celular
                  Participacoes SA, ADR .........        8,827           14,025
          825   Tele Nordeste Celular
                  Participacoes SA, ADR .........       12,175           41,663
          330   Tele Norte Celular
                  Participacoes SA, ADR .........        5,098           14,169
        3,300   Tele Sudeste Celular
                  Participacoes SA, ADR+ ........      104,503          128,081
      380,000   Telecom Italia
                  Mobile SpA+ ...................      861,292        4,244,754
          825   Telemig Celular
                  Participacoes SA, ADR+ ........       23,843           38,105
       85,000   Telephone & Data
                  Systems Inc. ..................    3,653,968       10,710,000
        6,600   Telesp Celular
                  Participacoes SA, ADR+ ........      211,036          279,675
        6,000   Teligent Inc., Cl. A ............      136,200          370,500
       18,000   Total Access
                  Communications plc+ ...........      113,625           70,920
        9,000   U.S. Cellular Corp.+ ............      277,869          908,438
        3,500   Vimpel-Communications, ADR+ .....       66,238          156,188
       23,000   Vodafone AirTouch plc, ADR ......      513,762        1,138,500
        2,000   Western Wireless Corp., Cl. A+ ..       19,810          133,500
       12,000   WinStar Communications Inc.+ ....      245,848          903,000
                                                  ------------     ------------
                                                    12,667,193       45,759,226
                                                  ------------     ------------
TOTAL DISTRIBUTION COMPANIES ....................   63,202,746      150,621,540
                                                  ------------     ------------
TOTAL COMMON STOCKS .............................  102,804,919      240,469,499
                                                  ------------     ------------
PREFERRED STOCKS -- 1.8%
                Consumer Services -- 0.1%
        6,000   Cendant Corp.,
                  1.30% Cv. Pfd. ................      152,738          203,625
                                                  ------------     ------------
                Global Media and Entertainment -- 0.8%
       62,765   News Corp. Ltd., Pfd., ADR ......      986,187        2,098,705
                                                  ------------     ------------
                U.S. Regional Operators -- 0.9%
       40,000   Citizens Utilities Co.,
                  5.00% Cv. Pfd. ................    1,914,412        2,255,000
                                                  ------------     ------------
TOTAL PREFERRED STOCKS ..........................    3,053,337        4,557,330
                                                  ------------     ------------
COMMON STOCK WARRANTS AND RIGHTS -- 0.0%
          200   Havas Advertising,
                  Warrants, expires 05/13/01 ....            0            2,327
          600   Talk.com Inc., Rights,
                  expires 02/12/00 ..............            0                0
                                                  ------------     ------------
TOTAL COMMON STOCK
  WARRANTS AND RIGHTS ...........................            0            2,327
                                                  ------------     ------------

   Principal
    Amount
   ---------
CORPORATE BONDS -- 0.1%
                Business Services -- 0.1%
     $250,000   Trans-Lux Corp., Sub. Deb. Cv.
                  7.50%, 12/01/06 ...............      238,684          214,062
                                                  ------------     ------------
                Computer Software and Services -- 0.0%
       50,000   BBN Corp., Sub. Deb. Cv.
                  6.00%, 04/01/12 (b) ...........       49,391           48,375
                                                  ------------     ------------

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1999

    Principal                                                        Market
     Amount                                        Cost               Value
    ---------                                      ----              -------
CORPORATE BONDS (Continued)
                Global Media and Entertainment -- 0.0%
    $  20,000   Boston Celtics Ltd., Deb.
                  6.00%, 06/30/38 ............... $     12,081     $    10,800
                                                  ------------     ------------
                Publishing -- 0.0%
      100,000   Golden Books Publishing
                  Company Inc.
                  Zero Coupon, 09/15/02 .........     49,810             41,500
                                                  ------------     ------------
TOTAL CORPORATE BONDS ...........................    349,966            314,737
                                                  ------------     ------------

U.S. GOVERNMENT OBLIGATIONS -- 2.9%
    7,163,000   U.S. Treasury Bills,
                  5.02% to 5.43%++,
                  due 01/27/00 to 03/30/00 ......    7,112,476        7,113,247
                                                  ------------     ------------

TOTAL INVESTMENTS -- 102.4% ..................... $113,320,698 (a)  252,457,140
                                                  ============     ------------

OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF CUMULATIVE
  PREFERRED STOCK-- (15.1)% .....................                   (37,219,173)
                                                                   ------------

NET ASSETS -- COMMON STOCK
  (10,813,315 common shares outstanding) -- 87.3%                   215,237,967
                                                                   ------------

NET ASSETS --  CUMULATIVE
  PREFERRED STOCK
  (1,250,000 preferred shares outstanding)-- 12.7%                   31,250,000
                                                                   ------------

TOTAL NET ASSETS-- 100.0% .......................                  $246,487,967
                                                                   ============

NET ASSET VALUE PER COMMON SHARE
   ($215,237,967 / 10,813,315 shares outstanding)                        $19.90
                                                                         ======

     Common                                                            Market
     Stocks                           Shares         Proceeds          Value
     ------                           ------         --------          -----
SECURITIES SOLD SHORT
Voicestream Wireless
   Corp., Cl. A                       13,000      $ (1,744,754)    $ (1,850,062)
                                                  ============     ============

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

                                                 Settlement        Unrealized
                                                    Date          Depreciation
                                                 ----------       ------------
Forward Foreign Exchange Contracts to Deliver
3,592,510 (c)   Hong Kong Dollars
                   in exchange for
                   USD $456,076 ...............   08/24/00           ($4,822)
                                                                     =======

--------------------
(a)     For Federal tax purposes:
           Aggregate cost                                          $113,684,312
                                                                   ============
           Gross unrealized appreciation                           $141,445,471
           Gross unrealized depreciation                             (2,672,643)
                                                                   ------------
           Net unrealized appreciation                             $138,772,828
                                                                   ============

(b)   Security fair valued as determined by the Board of Directors.
(c)   Principal denominated in Hong Kong dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt
ADS - American Depositary Shares
USD - United States Dollar
ORD - Ordinary Share
GDR - Global Depositary Receipt

                                                       % of
                                                       Market         Market
                                                       Value          Value
                                                      --------       -------
Geographic Diversification
   United States                                       72.1%       $182,095,417
   Europe                                              10.6          26,646,408
   Asia/Pacific Rim                                     7.8          19,701,161
   Canada                                               6.5          16,393,249
   Latin America                                        3.0           7,620,905
                                                      -----        ------------
   Total Investments                                  100.0%       $252,457,140
                                                      =====        ============

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1999


Assets:
     Investments, at value (Cost $113,320,698) .................   $252,457,140
     Foreign currency, at value (Cost $356,314) ................        362,440
     Dividends and interest receivable .........................        150,277
     Receivable for investments sold ...........................      3,074,568
                                                                   ------------
       Total Assets ............................................    256,044,425
                                                                   ------------
Liabilities:
     Dividends payable .........................................      7,264,737
     Payable for securities sold short,
        at value (proceeds $1,744,754) .........................      1,850,062
     Payable for investment advisory fees ......................        199,615
     Payable to custodian ......................................        223,531
     Unrealized depreciation on forward
        foreign exchange contracts .............................          4,822
     Accrued expenses and other payables .......................         13,691
                                                                   ------------
       Total Liabilities .......................................      9,556,458
                                                                   ------------
       Net Assets ..............................................   $246,487,967
                                                                   ============
Net Assets consist of:
     Cumulative Preferred Stock (7.92%, $25
        liquidation value, $0.001 par value,
        2,000,000 shares authorized with
        1,250,000 shares issued and outstanding) ...............   $ 31,250,000
     Capital stock, at par value ...............................         10,813
     Additional paid-in capital ................................     75,793,074
     Accumulated net realized gain on
        investments, futures contracts and
        foreign currency transactions ..........................        400,534
     Net unrealized appreciation on investments
        and foreign currency transactions ......................    139,033,546
                                                                   ------------
     Total Net Assets ..........................................   $246,487,967
                                                                   ============
     Net Asset Value per Common Share
        ($215,237,967 / 10,813,315 shares issued
        and outstanding; 200,000,000 shares
        authorized of $0.001 par value) ........................         $19.90
                                                                         ======

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999

Investment Income:
     Dividends (net of foreign withholding
        taxes of $27,363) ....................................     $  1,177,258
     Interest ................................................        1,044,738
                                                                   ------------
       Total Investment Income ...............................        2,221,996
                                                                   ------------
Expenses:
     Investment advisory fees ................................        2,073,889
     Shareholder services fees ...............................          184,841
     Shareholder communications expenses .....................          153,390
     Legal and audit fees ....................................          104,081
     Amortization of organization costs ......................           61,070
     Director's fees .........................................           60,702
     Payroll .................................................           60,000
     Custodian fees ..........................................           54,952
                                                                   ------------
     Total Expenses ..........................................        2,752,925
                                                                   ------------
     Net Investment Loss .....................................         (530,929)
                                                                   ------------
Net Realized and Unrealized Gain/(Loss) on
   Investments and Foreign Currency Transactions:
     Net realized gain on investments ........................       42,849,782
     Net realized loss on futures contracts ..................          (55,829)
     Net realized loss on foreign currency transactions ......          (15,996)
                                                                   ------------
     Net realized gain on investments, futures contracts
        and foreign currency transactions ....................       42,777,957
                                                                   ------------
     Net change in net unrealized appreciation on
        investments and foreign currency transactions ........       82,599,526
                                                                   ------------
     Net Realized and Unrealized Gain on
        Investments and Foreign
        Currency Transactions ................................      125,377,483
                                                                   ------------
     Net Increase in Net Assets
        Resulting from Operations ............................     $124,846,554
                                                                   ============

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  Year Ended          Year Ended
                                                                                               December 31, 1999   December 31, 1998
                                                                                               -----------------   -----------------
Operations:
     Net investment loss ...............................................................         $   (530,929)       $   (381,417)
     Net realized gain on investments, futures contracts and foreign
       currency transactions ...........................................................           42,777,957          11,439,702
     Net change in unrealized appreciation on investments and foreign
       currency transactions ...........................................................           82,599,526          24,982,337
                                                                                                 ------------        ------------
        Net increase in net assets resulting from operations ...........................          124,846,554          36,040,622
                                                                                                 ------------        ------------
Distributions to common stock shareholders:
     Net realized gain on investment transactions, futures contracts and
       foreign currency transactions ...................................................          (39,124,967)         (8,750,516)
                                                                                                 ------------        ------------
        Total distributions to common stock shareholders ...............................          (39,124,967)         (8,750,516)
                                                                                                 ------------        ------------
Distributions to preferred stock shareholders:
     Net realized gain on investment transactions, future contracts and
       foreign currency transactions ...................................................           (2,475,000)         (2,475,000)
                                                                                                 ------------        ------------
        Total distributions to preferred stock shareholders ............................           (2,475,000)         (2,475,000)
                                                                                                 ------------        ------------
 Net decrease in net assets from Multimedia Trust share transactions ...................             (501,046)         (1,488,747)
                                                                                                 ------------        ------------
        Net increase in net assets .....................................................           82,745,541          23,326,359
Net Assets:
     Beginning of period ...............................................................          163,742,426         140,416,067
                                                                                                 ------------        ------------
     End of period .....................................................................         $246,487,967        $163,742,426
                                                                                                 ============        ============

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. Organization. The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. Investment operations commenced on November 15, 1994. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust").

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Multimedia Trust in the preparation of its financial statements.

      Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

      Repurchase Agreements. The Multimedia Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Multimedia Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Multimedia Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Multimedia Trust's holding period. The Multimedia Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Multimedia Trust in each agreement. The Multimedia Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Multimedia Trust may be delayed or limited.

      Futures Contracts. The Multimedia Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Multimedia Trust's investments. Upon entering into a futures contract, the Multimedia Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments "variation margin" are made or received by the Multimedia Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Multimedia Trust recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Multimedia Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      Securities Sold Short. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

      Forward Foreign Exchange Contracts. The Multimedia Trust may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Multimedia Trust may use forward foreign exchange contracts to facilitate transactions in foreign securities and to manage Multimedia Trust's currency exposure. Forward foreign exchange contracts are valued at the forward exchange rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Multimedia Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Multimedia Trust's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Multimedia Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses not relating to securities which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation on investments. Unrealized gains and losses on securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) from investment securities sold.

      Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Multimedia Trust, timing differences and differing characterizations of distributions made by the Multimedia Trust. Distributions to shareholders of 7.92% Cumulative Preferred Stock ("Preferred Stock") are accrued on a daily basis and are determined as described in note 5.

      For the year ended December 31, 1999, reclassifications were made to increase undistributed net investment loss for $518,685 with an offsetting adjustment to accumulated net realized gain on investments, futures contracts and foreign currency transactions.

      Provision for Income Taxes. The Multimedia Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Multimedia Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Multimedia Trust intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Multimedia Trust's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Multimedia Trust is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Agreements and Transactions with Affiliates. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)

business day of each month a fee for the previous month at the annual rate of 1.00% of the Multimedia Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Multimedia Trust's portfolio, makes investment decisions for the Multimedia Trust, places orders to purchase and sell securities of the Multimedia Trust and oversees the administration of all aspects of the Multimedia Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Stock if the total return of the net asset value of the common shares of the Multimedia Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Preferred Stock. For the year ended December 31, 1999, total return of the net asset value of the common shares of the Multimedia Trust exceeded the stated dividend rate of the Preferred Stock and thus, such management fees were earned.

      During the year ended December 31, 1999, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $83,090 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

4. Portfolio Securities. Purchases and sales of securities, other than short-term securities, aggregated $82,207,410 and $125,507,821, respectively, for the year ended December 31, 1999.

5. Capital. The Board of Directors of the Multimedia Trust has authorized the repurchase of up to 1,000,000 shares of the Multimedia Trust's outstanding common stock. For the year ended December 31, 1999, the Multimedia Trust repurchased 42,400 shares of its common stock in the open market at a cost of $501,046 and an average discount of approximately 15.84% from its net asset value. During the fiscal year ended December 31, 1998, the Fund repurchased 156,700 shares of its common stock in the open market at a cost of $1,488,747 and an average discount of approximately 12.85% from its net asset value. All shares repurchased have been retired.

      Common stock transactions were as follows:

                                                                 Year Ended                                   Year Ended
                                                                 12/31/1999                                   12/31/1998
                                                           -------------------------                  ---------------------------
                                                            Shares          Amount                     Shares           Amount
                                                           -------        ----------                  --------        -----------
Shares repurchased by the Multimedia Trust                 (42,400)       $ (501,046)                 (156,700)       $(1,488,747)
                                                           -------        ----------                  --------        -----------
Net decrease                                               (42,400)       $ (501,046)                 (156,700)       $(1,488,747)
                                                           -------        ----------                  --------        -----------

      The Multimedia Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value preferred stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Preferred Stock are cumulative. The Multimedia Trust is required to meet certain asset coverage tests with respect to the Preferred Stock. If the Multimedia Trust fails to meet these requirements and does not correct such failure, the Multimedia Trust may be required to redeem, in part or in full, the Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Multimedia Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 1, 2002 and thereafter, the Multimedia Trust, at its option, may redeem the Preferred Stock in whole or in part at the redemption price. At December 31, 1999, 1,250,000 shares of the Preferred Stock were outstanding at the fixed dividend rate of 7.92 percent per share and accrued dividends amounted to $34,375. The income received on the Multimedia Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act, requires that along with approval of the holders of a majority of any outstanding shares of Preferred Stock, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. Industry Concentration. Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period.

                                                                                Period Ended December 31,
                                                           ------------------------------------------------------------------------
                                                              1999          1998          1997            1996             1995
                                                              ----          ----          ----            ----             ----
Operating Performance:
   Net asset value, beginning of period ............       $  12.20       $   9.91      $   8.10        $   7.81         $   7.51
                                                           --------       --------      --------        --------         --------
   Net investment income / (loss) ..................          (0.05)         (0.03)         0.01            0.01             0.08
   Net realized and unrealized gain on investments .          11.54           3.33          2.85            0.63             0.98
                                                           --------       --------      --------        --------         --------
   Total from investment operations ................          11.49           3.30          2.86            0.64             1.06
                                                           --------       --------      --------        --------         --------
   Increase / (decrease) in net asset value from
      share transactions ...........................           0.06           0.02          0.06            0.02            (0.46)
   Offering expenses charged to capital surplus ....             --             --         (0.13)             --            (0.05)
Distributions to common stock shareholders:
   Net investment income ...........................             --             --         (0.01)          (0.01)           (0.08)
   Net realized gains ..............................          (3.62)         (0.80)        (0.84)          (0.36)           (0.17)
   Distributions in excess of net investment income
      and/or net realized gains ....................             --             --         (0.00)(a)       (0.00)(a)        (0.00)
Distributions to preferred stock shareholders:
   Net investment income ...........................             --             --         (0.00)(a)          --               --
   Net realized gains ..............................          (0.23)         (0.23)        (0.13)             --               --
                                                           --------       --------      --------        --------         --------
   Total distributions .............................          (3.85)         (1.03)        (0.98)          (0.37)           (0.25)
                                                           --------       --------      --------        --------         --------
   Net asset value, end of period ..................       $  19.90       $  12.20      $   9.91        $   8.10         $   7.81
                                                           ========       ========      ========        ========         ========
   Market value, end of period .....................       $ 18.750       $ 10.938      $  8.750        $  6.875         $  6.760
                                                           ========       ========      ========        ========         ========
   Net Asset Value Total Return+ ...................           96.6%          33.0%         34.4%            9.4%            14.1%
                                                           ========       ========      ========        ========         ========
   Total Investment Return+ ........................          106.6%          35.1%         39.6%            7.4%             0.4%
                                                           ========       ========      ========        ========         ========
Ratios to average net assets available to common
   stock shareholders/supplemental data:
   Net assets, end of period (in 000's) ............       $246,488       $163,742      $140,416        $ 91,462         $ 89,580
   Net assets attributable to common shares,
      end of period (in 000's) .....................       $215,238       $132,492      $109,166        $ 91,462         $ 89,580
   Ratio of net investment income / (loss) to
      average net assets ...........................          (0.30)%        (0.32)%        0.07%           0.13%            1.24%++
   Ratio of operating expenses to average net assets
      attributable to common stock .................           1.56%          2.53%         2.09%           1.87%            2.04%++
   Ratio of operating expenses to average
      total net assets .............................           1.32%          2.01%         1.77%           1.87%              --
   Portfolio turnover rate .........................           43.1%          44.6%         96.1%           32.1%            86.0%
Preferred Stock:
   Liquidation value, end of period (in 000's) .....       $ 31,250       $ 31,250      $ 31,250              --               --
   Total shares outstanding (in 000's) .............          1,250          1,250         1,250              --               --
   Asset coverage ..................................            789%           524%          443%             --               --
   Liquidation preference per share ................       $  25.00       $  25.00      $  25.00              --               --
   Average market value (b) ........................       $  25.13       $  25.96      $  25.59              --               --

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
++    Annualized.
(a)   Amount represents less than $0.005 per share.
(b)   Based on weekly prices.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Global Multimedia Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Multimedia Trust Inc. (the "Multimedia Trust") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Multimedia Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 11, 2000

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       INCOME TAX INFORMATION (Unaudited)
                                December 31, 1999

Cash Dividends and Distributions

                                                   Total Amount        Ordinary      Non-taxable        Long-Term        Dividend
                      Payable        Record            Paid           Investment      Return of          Capital       Reinvestment
                       Date           Date           Per Share          Income         Capital            Gains            Price
                     --------       --------       ------------       ----------     -----------        ---------      ------------
Common Shares
                     09/27/99       09/17/99         $0.5000                 --          --             $0.5000          $15.3158
                     12/27/99       12/17/99          3.1200            $1.2834          --              1.8366           18.6724
                                                     -------            -------                         -------
                                                     $3.6200            $1.2834          --             $2.3366

Preferred Shares
                     03/29/99       03/22/99         $0.4950            $0.1755          --             $0.3195
                     06/28/99       06/21/99          0.4950             0.1755          --              0.3195
                     09/27/99       09/20/99          0.4950             0.1755          --              0.3195
                     12/27/99       12/20/99          0.4950             0.1755          --              0.3195
                     --------       --------         -------            -------                         ---------
                                                     $1.9800            $0.7020                         $1.2780

      A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 1999 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 100% of the long-term capital gains paid by the Multimedia Trust in 1999 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV.

Non-Taxable Return of Capital

      The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There is no return of capital in 1999.

Corporate Dividends Received Deduction and U.S. Treasury Securities Income

      The Multimedia Trust paid to common and preferred shareholders an ordinary income dividend of $1.2834 per share and $0.7020 per share, respectively, in 1999. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 4.66% for all such dividends paid in 1999. The percentage of the ordinary income dividends paid by the Multimedia Trust during 1999 derived from U.S. Treasury Securities was 4.80%. However, it should be noted that the Multimedia Trust did not hold more than 50% of its assets in U.S. Treasury Securities at the end of each calendar quarter during 1999.

                 Historical Distribution Summary - Common Stock

                                        Short-           Long-
                                         term            term           Non-taxable                                 Adjustment
   Annual           Investment          Capital         Capital          Return of              Total                   to
  Summary             Income           Gains(b)          Gains            Capital           Distributions           Cost Basis
  -------           ----------         --------         -------         -----------         -------------           ----------
1999 .............      --             $1.2834         $2.3366              --                $3.6200                    --
1998 .............      --              0.1995          0.6005              --                 0.8000                    --
1997 .............   $0.0058            0.2682          0.5760              --                 0.8500                    --
1996 .............    0.0103            0.0790          0.2857              --                 0.3750                    --
1995 (a) .........    0.0788            0.1529          0.0183              --                 0.2500                    --
1994 .............    0.0305            0.0010          0.0014            $0.0171              0.0500                 $0.0171-

                Historical Distribution Summary - Preferred Stock

                                        Short-           Long-
                                         term            term           Non-taxable                                 Adjustment
   Annual           Investment          Capital         Capital          Return of              Total                   to
  Summary             Income           Gains(b)          Gains            Capital           Distributions           Cost Basis
  -------           ----------         --------         -------         -----------         -------------           ----------
1999                      --           $0.7020         $1.2780             --                 $1.9800                   --
1998                      --            0.4936          1.4864             --                  1.9800                   --
1997                 $0.0077            0.3523          0.7565             --                  1.1165                   --

----------
(a) On August 11, 1995, the company distributed Rights equivalent to $0.46 per share based upon full subscription of all issued shares.
(b)   Taxable as ordinary income.
-     Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

--------------------------------------------------------------------------------
The Annual Meeting of the Multimedia Trust's stockholders will be held at 10:00 A.M. on Monday, May 15, 2000, at the Greenwich Public Library, 101 West Putnam Avenue in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                     THE GABELLI GLOBALMULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman and Chief Investment Officer,
  Gabelli Asset Management Inc.

Dr. Thomas E. Bratter
  President, John Dewey Academy

Felix J. Christiana
  Former Senior Vice President,
  Dollar Dry Dock Savings Bank

James P. Conn
  Former Managing Director and Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.
  President and Chief Executive Officer,
  American Gaming Association

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Werner J. Roeder, MD
  Medical Director, Lawrence Hospital

Salvatore J. Zizza
  Chairman, The Bethlehem Corp.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Peter W. Latartara
  Vice President

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

Custodian

State Street Bank and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

                                      Common          7.92% Preferred
                                      ------          ---------------
NYSE-Symbol:                           GGT                GGT Pr
Shares Outstanding:                 10,813,315           1,250,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and "Specialized Equity Funds" in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

                      Phone: 1-800-GABELLI (1-800-422-3554)
                  Fax: 1-914-921-5118 Internet: www.gabelli.com
                          e-mail: closedend@gabelli.com

                                                                     GBFMT-AR-99